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EXHIBIT 10.58

                   ALLONGE AND FIFTH AMENDMENT TO ACQUISITION
                                 PROMISSORY NOTE


        This Allonge and Fifth Amendment to Acquisition Promissory Note ("Amendment") is made effective as of the 25th day of August, 1997 between Princeton Dental Management Corporation, a Delaware corporation ("PDMC"), Mason Dental Midwest, Inc. ("Mason") (PDMC and Mason are hereinafter collectively referred to as the "Maker"), and the Constituent Shareholders of the Delaware corporation formerly known as Mason Dental, Inc. (the Constituent Shareholders are collectively referred to as the "Holder").

                                    RECITALS

        A. Maker has previously executed in favor of Holder that certain Acquisition Promissory Note dated December 31, 1993 in the initial principal amount of $1,350,000.00, as subsequently amended ("Acquisition Promissory Note").

        B. Maker and Holder desire to further amend the Acquisition Promissory Note to reflect certain agreements reached by Maker and Holder.

                                   AGREEMENTS

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Acquisition Promissory Note shall have the meanings assigned to them in the Acquisition Promissory Note.

                  2. Effective immediately, the presently outstanding principal amount of the Acquisition Promissory Note is reduced by One Hundred and Fifty Thousand United States Dollars (US $150,000.00). In full and final consideration for such reduction and forgiveness of debt, PDMC agrees to proceed to immediately issue 53,381 shares of PDMC Common Stock (the "Stock") to the Constituent Shareholders. The Stock shall not be registered under the Securities Act of 1933 or any state securities laws, and shall be restricted stock issued pursuant to an applicable exemption from registration. The Stock shall be an aggregate of 53,381 shares, but shall otherwise be issued to such individuals and in such amounts as shall be set forth in a written direction provided to PDMC and executed on behalf of the Constituent Shareholders with due authorization.

                  3. The existing Section 20 of the Acquisition Promissory Note is amended and restated in its entirety as follows:
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                  "20. Principal-Only Payments/Waiver of Interest.
Notwithstanding anything contained in this Note to the contrary, the Maker shall be required to make payments of principal only for the period from July 1, 1997 through June 30, 1998 (the "Waiver Period"). Interest payments shall be waived during the Waiver Period and interest shall not accrue during the Waiver Period. Provided, however, that the parties acknowledge that this Amendment is being entered into, in part, in consideration of a waiver, subject to certain terms and conditions, of accrued and ongoing interest by Amsterdam Equities Limited and Frank Leonard Laport (and certain entities related to Mr. Laport) for the period from January 1, 1997 through December 31, 1997 ("Group Interest Waiver"), and, in the event that the Group Interest Waiver fails to occur, than, in such event, the Holder may, upon thirty (30) days written notice to the Maker, declare this Amendment terminated effective as of the effective date of such notice."

        Except as specifically amended by this Amendment, the Acquisition Promissory Note shall remain in full force and effect.

        This Amendment may be executed in counterparts.

        IN WITNESS WHEREOF, the parties have executed this Allonge and Fifth Amendment to Acquisition Promissory Note as of the date first written above.


PRINCETON DENTAL MANAGEMENT CORPORATION



By:___________________________________
   Frank Leonard Laport, CEO


MASON DENTAL MIDWEST, INC.



By:___________________________________
   Gary Lockwood, President


CONSTITUENT SHAREHOLDERS


By: ______________________

Their: Authorized Representative
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STATE OF MICHIGAN)

COUNTY OF _____ )

        I, ________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Gary Lockwood, personally known to me to be the President of Mason Dental Midwest, Inc., appeared before me this day in person and acknowledged that as such officer he signed and delivered such instrument as his free and voluntary act and with due authorization, and as the free and voluntary act of the Company, for the uses and purposes therein set forth.

        Given under my hand and seal this ___ day of August, 1997.



                                                        ________________________
                                                        NOTARY PUBLIC


My Commission expires __________.



STATE OF ILLINOIS)

COUNTY OF COOK   )

        I, ______________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Frank Leonard Laport, personally known to me to be the Chairman of the Board and CEO of Princeton Dental Management Corporation, appeared before me this day in person and acknowledged that he signed and delivered such instrument as his free and voluntary act and with due authorization, and as the free and voluntary act of the Company, for the uses and purposes therein set forth.

        Given under my hand and seal this ___ day of August, 1997.


                                                        ________________________
                                                        NOTARY PUBLIC


My Commission expires __________.
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STATE OF MICHIGAN)

COUNTY OF _____ )

        I, ________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that _____________, personally known to me to be one of the Constituent Shareholders, appeared before me this day in person and acknowledged that as such officer he signed and delivered such instrument as his free and voluntary act and with due authorization, and as the free and voluntary act and with due authorization of a majority in interest of the Constituent Shareholders, for the uses and purposes therein set forth.

        Given under my hand and seal this ___ day of August, 1997.



                                                        ________________________
                                                        NOTARY PUBLIC


My Commission expires __________.